U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported : July 16, 2021

SPORTSQUEST, INC.

(Exact name of small business issuer as specified in its charter)

Delaware	033-09218	20-4742564
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Australian Avenue, Suite 600, West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 954-837-6833

______________________________________________________

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common and Preferred	SPQS	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT.

On July 16, 2021, a majority stakeholder Zoran Cvetojevic has acquired the controlling interest in Sportsquest, Inc. (the “Company”) from the current CEO, Jeff Burns.

ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Zoran Cvetojevic has been elected to the Board of Directors. He is a preferred shareholder and financier and has been a director of many public companies boards in a turn around management position.

Ms. Roxanne Roxas was appointed as the Operational Manager. She has vast public company experience in both operational and organizational matters. As the Company works through its turnaround progress she will be a pivotal point person.

Mr. Miro Zecevic who served as interim management will no longer serve in this position.

Jeff Burns remains in the capacity as interim CEO.

ITEM 8.01 - OTHER EVENTS.

The Company has appointed new management and a new turnaround team.

The Company’s new web site is www.sports-quest.com

Follow SPQS on Twitter

Take a look at SportsQuest (@SpqsOtc): https://twitter.com/SpqsOtc?s=08

The Company has settled it's obligations of over $360,000 with the State of Delaware (the “State”) and is now current with the State. Certain additional SEC filings will follow in addition to regular OTC Markets periodic reporting which will be filed separately with OTC Markets.

Our unaudited financial statements are attached as exhibits for the missing periods and will be refiled with OTC shortly.

The Company is targeting sports and entertainment business opportunities in both North America and international venues of baseball and American football.

The Company’s transfer agent (Continental Stock Transfer & Trust Company or “Continental”) had an outstanding balance of approximately $14,000 which has now been completely settled. Continental had advised DTC of the default and DTC had removed or stop providing services to the company. This has now been reinstated and DTC services resumed. The Company has renewed its transfer agent service contract with Continental for a further three years on amicable basis.

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)	Exhibits

99.1	Unaudited Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SportsQuest, Inc.

By:	/s/ Zoran Cvetojevic
Zoran Cvetojevic Director

Date:  July 23 2021

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